Moody National REIT I. Inc.
EXHIBIT 10.3

FIRST AMENDMENT TO PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AGREEMENT (“Amendment”) is dated effective as of April 6, 2012, by and among WOODLANDS TERRAPIN INVESTORS I, LLC, a Texas limited liability company, WOODLANDS TERRAPIN INVESTORS II, LLC, a Texas limited liability company, WOODLANDS TERRAPIN INVESTORS III, LLC, a Texas limited liability company, 537 HOUSTON, LLC, a Texas limited liability company, MARC HOTEL HOUSTON, LLC, a Texas limited liability company, MIRIAM  HOTEL HOUSTON, LLC, a Texas limited liability company and TERRAPIN OPERATOR WOODLANDS, LLC, a Delaware limited liability company (collectively “Seller”), and MOODY NATIONAL COMPANIES, LP, a Texas limited partnership (“Purchaser”)and is as follows:

RECITATIONS:

A.           Seller and Purchaser entered into that certain Purchase Agreement dated effective March 22, 2012 (the “Agreement”) for the purchase and sale of certain real property located at 28913 Interstate 45, Spring, Texas, and the improvements thereon containing a 91-unit  hotel commonly known as the “Homewood Suites”.

B.   Seller and Purchaser have decided to amend the Agreement in accordance with the terms and conditions of this Amendment.

NOW THEREFORE, in consideration of the premises and in consideration of the mutual covenants, promises and undertakings of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge by the parties, it is agreed that the Agreement shall be amended and given full force and effect as follows:

(1)  Purchaser shall have until Friday, April 13, 2012 to complete the Loan Assumption Package (as described in Section 2(B)(i) of the Agreement) and the Franchise Assumption Package (as described in Section 4(C) of the Agreement).

(2) The Inspection Period shall expire at 5:00 pm central time on Friday, April 27, 2012.

(3)  Seller shall have until Friday, April 6, 2012 to deliver all outstanding Due Diligence Information and to deliver all missing exhibits to the Agreement (as contemplated in Section 17(P) of the Agreement).

(4)           Except as expressly set forth above, Purchaser and Seller, by the execution hereof, hereby acknowledge that the Agreement remains in full force and effect.  This Amendment shall control in the event of any conflict with the other provisions of the Agreement.

(5)  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which will constitute the same agreement.  Any signature page of this Amendment may be detached from any counterpart of this Amendment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Amendment identical in form hereto but having attached to it one or more additional signature pages.  The Agreement now includes this Amendment, which supersedes all discussions, understandings and negotiations of the parties related to the subject hereof.  The Agreement as modified by this Amendment may only be modified by a written instrument duly executed by the parties hereto.  Execution and delivery of this Amendment by the Purchaser and Seller via fax or PDF email will be sufficient and binding for all purposes.

IN WITNESS WHEREOF, Seller and Purchaser have executed this Amendment, effective as of the date first set forth above.

SELLER:

WOODLANDS TERRAPIN INVESTORS I, LLC,
a Texas limited liability company

By: /s/ Anthony Jon Sherman
Name: Anthony Jon Sherman
Title: Manager

WOODLANDS TERRAPIN INVESTORS II, LLC, a Texas limited liability company

By: /s/ Anthony Jon Sherman
Name: Anthony Jon Sherman
Title: Manager

WOODLANDS TERRAPIN INVESTORS III, LLC, a Texas limited liability company

By: /s/ Anthony Jon Sherman
Name: Anthony Jon Sherman
Title: Manager

537 HOUSTON, LLC,
a Texas limited liability company

By: /s/ Anthony Jon Sherman
Name: Anthony Jon Sherman
Title: Manager

MARC HOTEL HOUSTON, LLC,
a Texas limited liability company

By: /s/ Anthony Jon Sherman
Name: Anthony Jon Sherman
Title: Manager

MIRIAM HOTEL HOUSTON, LLC,
a Texas limited liability company

By: /s/ Anthony Jon Sherman
Name: Anthony Jon Sherman
Title: Manager

TERRAPIN OPERATOR WOODLANDS LLC, LLC, a Delaware limited liability company

By: /s/ Anthony Jon Sherman
Name: Anthony Jon Sherman
Title: Manager

PURCHASER:

MOODY NATIONAL COMPANIES, L.P., a Texas limited partnership

By:           Moody National Companies GP, LLC, a Texas limited liability company, General Partner

By: /s/ Brett Moody
Name: Brett Moody
Title: Managing Member